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                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549
                         ____________________

                               FORM 8-K

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

October 11, 1995                        Commission File Number 0-13201
                         ____________________

                  SHEFFIELD EXPLORATION COMPANY, INC.
        (Exact name of Registrant as specified in its Charter)


           Delaware                      IRS ID #06-1052062
    (State of Jurisdiction)       (IRS Employer Identification No.)

                       1801 Broadway, Suite 600
                        Denver, Colorado  80202
               (Address of principal executive offices)

          Registrant's telephone number, including area code:
                            (303) 296-1908

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
ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On September 25, 1995, Sheffield Exploration Company, Inc. (the "Company") entered into an agreement (the "Agreement") to sell its Oklahoma and Kansas gas gathering, processing and storage assets to NGC Energy Resources, Limited Partnership, a Delaware limited partnership ("NGC"), for a pre-adjustment price of $5.5 million. The Agreement provides for the Company to operate the assets until a date agreed upon by the Company and NGC. In return, the Company will be reimbursed for its operating expenses, receive a management fee and retain all proceeds from the sale of gas from the Konold gas storage facility through September 30, 1995 to the extent such sales did not reduce the amount of gas in storage below 150,000 mmbtu. The effective date of the transaction was July 1, 1995. At closing on October 2, 1995, the Company received cash of approximately $5.3 million; a post-closing adjustment will occur within 180 days of closing in order to reconcile the expenses, fees, taxes and receivables paid by or owed to either the Company or NGC.

The Company, which will recognize a gain on the transaction of approximately $1.1 million during the quarter ending December 31, 1995 (the second quarter of its fiscal year), used the proceeds to reduce its bank debt to a minimal amount. After payment of the debt, the Company had a cash balance in excess of $3 million.


ITEM 3.   FINANCIAL STATEMENTS AND EXHIBITS

          a-b  Financial information
                    Proforma balance sheet as of June 30, 1995
                    Proforma statement of operations for the 12 months ended June 30, 1995

          c.   Exhibits

                    Purchase and Sale Agreement dated September 25, 1995 between The Company, Sheffield Gas Processors, Inc., Republic Natural Gas Company and NGC Energy Resources, Limited Partnership. Incorporated by reference to Sheffield Exploration Company, Inc. (S.E.C. File No. 0-13201) Form 10-K dated October 2, 1995.


PROFORMA FINANCIAL STATEMENTS

The accompanying unaudited proforma financial statements are provided to illustrate the effects of the Company's sale of its Kansas and Oklahoma gas processing, gathering and storage assets as if that transaction occurred on July 1, 1994.

The proforma adjustments included in the accompanying proforma financial statements are based on assumptions and estimates and are not necessarily indicative of the financial position or the results of operations of the Company as they may be in the future or as they may have been had the sale actually occurred on July 1, 1994.

         SHEFFIELD EXPLORATION COMPANY, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED BALANCE SHEETS
                       Year Ended June 30, 1995
                              (Unaudited)

                                                           Historical            Adjustments          Pro Forma
                                                         --------------      -------------------    -------------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                               $    44,000        $ 3,281,000<F1><F2>     $ 3,325,000
  Assets held for sale                                      4,144,000         (4,068,000)<F1>             76,000
  Deferred income taxes, net                                  670,000           (670,000)<F1>                 --
  Other current assets                                      1,474,000           (238,000)<F1>          1,236,000
                                                           -----------        ------------------      -----------
                                                            6,332,000         (1,695,000)              4,637,000

PROPERTY AND EQUIPMENT
  Property and equipment                                    7,077,000                                  7,077,000
  Accumulated depreciation, depletion and amortization
  and impairment                                           (3,800,000)                                (3,800,000)
                                                           -----------        ------------------      -----------
                                                            3,277,000                                  3,277,000

  Deferred income taxes, net                                  321,000                                    321,000
  Other assets                                                106,000                                    106,000
                                                           -----------        ------------------      -----------
                                                          $10,036,000        $(1,695,000)            $ 8,341,000
                                                           ===========        ==================      ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES                                       $ 2,185,000         (1,085,000)<F1><F2>    $ 1,100,000

LONG-TERM DEBT, net of current portion                      1,374,000         (1,274,000)<F2>            100,000

STOCKHOLDERS' EQUITY                                        6,477,000            664,000               7,141,000
                                                           -----------        ------------------      -----------
                                                          $10,036,000        $(1,695,000)            $ 8,341,000
                                                           ===========        ==================      ===========

Pro forma adjustments:

<F1> To reflect asset sale.
<F2> To reflect pay down of bank debt.

         SHEFFIELD EXPLORATION COMPANY, INC. AND SUBSIDIARIES
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                       Year Ended June 30, 1995
                              (Unaudited)

                                                           Historical            Adjustments          Pro Forma
                                                         --------------      -------------------    -------------
Revenues
  Gas processing, gathering and storage assets            $ 6,972,000        $(5,217,000)<F1>        $ 1,755,000
  Oil and gas sales                                         1,157,000                                  1,157,000
                                                           -----------        ------------------      -----------
    Total revenues                                          8,129,000         (5,217,000)              2,912,000

Expenses
  Gas processing and gathering                              5,992,000         (4,756,000)<F1>          1,236,000
  Operation of producing properties                           386,000                                    386,000
  Production taxes                                            115,000                                    115,000
  Dry holes and abandonments                                   11,000                                     11,000
  Exploration                                                  44,000                                     44,000
  Depreciation, depletion and amortization:
    Gas processing, gathering and storage assets              480,000           (282,000)<F1>            198,000
    Oil and gas properties                                    356,000                                    356,000
    Other                                                      47,000            (36,000)<F1>             11,000

Impairments:
  Unproved properties                                          91,000                                     91,000
  Proved properties                                           978,000                                    978,000
General and administrative, net                               718,000            117,000 <F1>            835,000
Other, net                                                     13,000                                     13,000
                                                           -----------        ------------------      -----------
  Total expenses                                            9,231,000         (4,957,000)              4,274,000
                                                           -----------        ------------------      -----------
Operating (loss)                                           (1,102,000)          (260,000)             (1,362,000)
                                                           -----------        ------------------      -----------
Other expense (income)
  Interest income and other                                   (12,000)          (212,000)<F1><F2>       (224,000)
  Gain on asset                                                (9,000)        (1,100,000)<F1>         (1,109,000)
  Interest expense                                            197,000           (188,000)<F3>              9,000
                                                           -----------        ------------------      -----------
                                                              176,000         (1,500,000)             (1,324,000)
                                                           -----------        ------------------      -----------

(Loss) before income taxes                                 (1,278,000)         1,240,000                 (38,000)
Provision for income taxes                                         --            670,000 <F1><F4>        670,000
                                                           -----------        ------------------      -----------

NET (LOSS)                                                $(1,278,000)       $   570,000             $  (708,000)
                                                           ===========        ==================      ===========

Net (loss) per share                                      $     (0.38)                               $     (0.21)
                                                           ===========                                ===========

Weighted average common shares outstanding                  3,327,672                                  3,327,672
                                                           ===========                                ===========

Pro forma adjustments:

<F1> To reflect asset sale.
<F2> To reflect interest income from investment of asset sales proceeds.
<F3> To reflect reduction in interest expense resulting from lower loan balance.
<F4> Represents reduction of net deferred tax asset; a noncash expense.

                              SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              SHEFFIELD EXPLORATION COMPANY, INC.



Date:  October 11, 1995       By: /s/ David L. Milanesi
                                 -------------------------------------
                                  David L. Milanesi
                                  Treasurer, Principal Financial and
                                  Accounting Officer

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